UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2003

                           FIRST MERCHANTS CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-17071                                                  35-1544218
(Commission File Number)                       (IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                          47305-2814
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (765) 747-1500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit 99 Press Release, dated July 21, 2003, issued by First Merchants Corporation

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On July 21, 2003, First Merchants Corporation issued a press release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99 hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 By:  /s/  Larry R. Helms
                                    --------------------------------------------
                                           Larry R. Helms, Senior Vice President


Dated:  July 21, 2003

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.
-----------
    99                  Description
                        -----------
                        Press Release, dated July 21, 2003, issued by First Merchants Corporation.

                          First Merchants Corporation

                                 Exhibit No. 99

                      Press Release, dated July 21, 2003


N / E / W / S     R / E / L / E / A / S / E

July 21, 2003

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Senior Vice President/Chief Financial Officer
765-751-1857
http://firstmerchants.com

SOURCE: First Merchants Corporation

FIRST MERCHANTS ANNOUNCES RECORD QUARTER AS EARNINGS PER SHARE REACH $.50

First Merchants Corporation (NASDAQ - FRME) has reported that second quarter 2003 diluted earnings per share increased 4.2% to $.50, up from $.48 in the prior year. Net income increased $805,000, or 10.1%, from $7,940,000 to $8,745,000 during the same period.

Year-to-date diluted earnings reached $.84 per share compared to $.89 in 2002. Year-to-date net income increased $990,000, or 7.4%, from $13,413,000 to $14,403,000.

Total assets reached $3.1 billion as total loans outstanding reached $2.3 billion, an increase of $365 million, or 18.5%.

Michael L. Cox, President and Chief Executive Officer, commented that, "given a challenging economic environment, a record-low interest rate environment coupled with the Corporation's conservative asset sensitive interest rate risk position, earnings for the quarter are very positive." Cox also added, "Gains from the sale of fixed rate mortgage loans have exceeded all budget expectations for 2003 and has significantly aided the Corporation's earnings per share."

Total non-performing assets increased from .91% of total loans in the second quarter of 2002 to 1.30% as of June 30, 2003. The Corporation's allowance for loan losses also increased to 1.31% versus 1.11% during the same period last year. The increase in non-performing loans has caused the Corporation to increase the provision for loan and lease losses from $2,476,000 in 2002 to $6,724,000. The increase represents $.15 per share.

Merchants Trust Company, in an effort to leverage the Corporation's current banking relationships, has expand into additional growth markets by opening offices in Indianapolis and Columbus, Ohio during the quarter.

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 3:30 p.m. Eastern Standard Time on Monday, July 21, 2003. To participate dial 888-710-8192 and reference First Merchants Corporation's second quarter earnings release. A digital recording will be available two hours after the completion of the conference from July 21, 2003, to July 23, 2003. To access, US/Canada guests should call 800-642-1687 or for International/Local guests, call 706-645-9291 and enter the Conference I.D. 1669081.

Detailed financial results are reported on the attached pages.

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank in Delaware and Hamilton Counties, Madison Community Bank in Madison County, First United Bank in Henry County, Union County National Bank (with offices in Union, Fayette, Wayne, and Butler (OH) Counties), The Randolph County Bank, First National Bank of Portland in Jay County, Decatur Bank & Trust Company in Adams County, and Frances Slocum Bank (with offices in Wabash, Howard, and Miami Counties) and Lafayette Bank & Trust Company (with offices in Carrol, Jasper, White, and Tippecanoe Counties). The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency, headquartered in Muncie, Indiana, and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME and is rated A+ by Standard & Poor's Corporation. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http:/www.firstmerchants.com). Eleven brokerage firms make a market in First Merchants Corporation stock: Midwest Research First Tennessee; Keefe, Bruyette & Woods, Inc.; Knight Securities, L.P.; Herzog, Heine, Geduld, Inc.; Howe Barnes Investments, Inc.; Sandler O'Neill & Partners; NatCity Investments, Inc.; Sherwood Securities Corp.; Spear, Leeds & Kellog; RBC Capital Markets; and Stifel, Nicolaus & Company, Inc.

                                     * * * *


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                                 June 30,
                                                                         2003            2002
Assets
   Cash and due from banks                                          $    89,126     $    93,420
   Federal funds sold                                                    14,150          43,587
                                                                    -----------     -----------
   Cash and cash equivalents                                            103,276         137,007
   Interest-bearing time deposits                                         8,777          14,577
   Investment securities                                                363,103         361,076
   Mortgage loans held for sale                                          15,151             203
   Loans, net of allowance for loan losses
     of $30,639 and $21,963                                           2,293,937       1,952,211
   Premises and equipment                                                39,313          39,292
   Federal Reserve and Federal Home Loan Bank stock                      13,933          11,036
   Interest receivable                                                   16,592          17,701
   Core deposit intangibles and goodwill                                144,663         106,622
   Cash surrender value of life insurance                                34,575          13,976
   Other assets                                                          23,641          10,283
                                                                    -----------     -----------
        Total assets                                                $ 3,056,961     $ 2,663,984
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   324,735     $   259,353
     Interest-bearing                                                 1,988,593       1,797,188
                                                                    -----------     -----------
        Total deposits                                                2,313,328       2,056,541
   Borrowings                                                           417,669         337,525
   Interest payable                                                       5,494           7,248
   Other liabilities                                                     19,460          11,240
                                                                    -----------     -----------
        Total liabilities                                             2,755,951       2,412,554
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding - 17,531,597 and 16,209,538                  2,191           2,026
   Additional paid-in capital                                           148,406         114,064
   Retained earnings                                                    144,457         131,222
   Accumulated other comprehensive income                                 5,956           4,118
                                                                    -----------     -----------
        Total stockholders' equity                                      301,010         251,430
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,056,961     $ 2,663,984
                                                                    ===========     ===========

FINANCIAL HIGHLIGHTS

                                                Three Months Ended           Six Months Ended
(In thousands)                                       June 30,                    June 30,
                                                2003          2002          2003          2002

NET CHARGE OFF'S                             $    1,217    $    1,351    $    2,229    $    2,556

AVERAGE BALANCES
  Total Assets                               $3,001,760    $2,559,421    $2,868,161    $2,158,146
  Total Loans                                 2,313,688     1,951,648     2,212,932     1,656,355
  Total Deposits                              2,278,743     1,991,318     2,179,316     1,690,418
  Total Stockholders' Equity                    297,214       247,652       285,143       214,754

FINANCIAL RATIOS
  Return on Average Assets                         1.17%         1.24%         1.00%         1.24%
  Return on Avg. Stockholders' Equity             11.77         12.82         10.10         12.49
  Avg. Earning Assets to Avg. Assets              90.14         90.46         90.15         91.63
  Allowance for Loan Losses as %
  Of Total Loans                                   1.31          1.11          1.31          1.11
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .21           .28           .20           .31
  Dividend Payout Ratio                           46.00         45.83         54.76         49.44
  Avg. Stockholders' Equity to Avg. Assets         9.90          9.68          9.94          9.95
  Tax Equivalent Yield on Earning Assets           5.99          7.02          6.23          6.96
  Cost of Supporting Liabilities                   2.01          2.52          2.06          2.51
  Net Int. Margin (FTE) on Earning Assets          3.98          4.50          4.17          4.45


CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended       Six Months Ended
                                                               June 30,                June 30,
                                                          2003        2002         2003        2002
Interest Income
   Loans receivable
     Taxable                                            $ 35,759    $ 34,875    $ 70,932    $ 59,142
     Tax exempt                                              162         126         327         234
   Investment securities
     Taxable                                               1,600       2,641       3,279       4,544
     Tax exempt                                            1,626       1,670       3,257       2,657
   Federal funds sold                                        177          84         290         265
   Deposits with financial institutions                       19          84          41         106
   Federal Reserve and Federal Home Loan Bank stock          211         198         409         322
                                                        --------    --------    --------    --------
       Total interest income                              39,554      39,678      78,535      67,269
                                                        --------    --------    --------    --------
Interest expense
   Deposits                                                9,048      10,842      17,932      19,070
   Securities sold under repurchase agreements               454         501         903       1,041
   Federal Home Loan Bank advances                         2,395       2,101       4,668       3,524
   Trust preferred securities                              1,259         962       2,465         962
   Other borrowings                                          443         190         602         212
                                                        --------    --------    --------    --------
        Total interest expense                            13,599      14,596      26,570      24,809
                                                        --------    --------    --------    --------
Net interest income                                       25,955      25,082      51,965      42,460
   Provision for loan losses                               2,123       1,284       6,724       2,476
                                                        --------    --------    --------    --------

Net interest income
after provision for loan losses                           23,832      23,798      45,241      39,984
                                                        --------    --------    --------    --------
Other income
   Fiduciary activities                                    1,889       1,751       3,586       3,120
   Service charges on deposit accounts                     2,743       2,563       5,527       4,009
   Other customer fees                                     1,036       1,064       2,124       1,968
   Net realized gains on
     sales of available-for-sale securities                   67         290         438         408
   Commission income                                         707         518       1,461       1,060
   Other income                                            4,711         865       6,303       1,650
                                                        --------    --------    --------    --------
        Total other income                                11,153       7,051      19,439      12,215
                                                        --------    --------    --------    --------

Other expenses
   Salaries and employee benefits                         12,902      10,422      24,679      17,695
   Net occupancy expenses                                  1,200         966       2,291       1,700
   Equipment expenses                                      2,016       1,892       3,860       2,968
   Marketing expense                                         411         356         845         664
   Deposit insurance expense                                              75                     147
   Outside data processing fees                            1,102         897       2,030       1,706
   Printing and office supplies                              432         429         839         767
   Goodwill and core deposit amortization                    991         815       1,819       1,053
   Other expenses                                          3,881       3,086       8,013       5,242
                                                        --------    --------    --------    --------
        Total other expenses                              22,935      18,938      44,376      31,942
                                                        --------    --------    --------    --------

Income before income tax                                  12,050      11,911      20,304      20,257
   Income tax expense                                      3,305       3,971       5,901       6,844
                                                        --------    --------    --------    --------
Net income                                              $  8,745    $  7,940    $ 14,403    $ 13,413
                                                        ========    ========    ========    ========

Per Share Data

   Basic Net Income                                          .50         .49         .84         .90
   Diluted Net Income                                        .50         .48         .84         .89
   Cash Dividends Paid                                       .23         .22         .46         .44


CONSOLIDATED BALANCE SHEETS

(in thousands)                                         June 30,   March 31,  December 31, September 30,  June 30,
                                                         2003        2003        2002         2002        2002
Assets
   Cash and due from banks                           $    89,126 $    81,789 $     87,638 $    73,223 $    93,420
   Federal funds sold                                     14,150      54,925       31,400       8,750      43,587
                                                     ----------- ----------- ------------ ----------- -----------
   Cash and cash equivalents                             103,276     136,714      119,038      81,973     137,007
   Interest-bearing time deposits                          8,777       5,170        3,568      10,222      14,577
   Investment securities                                 363,103     333,692      342,062     345,452     361,076
   Mortgage loans held for sale                           15,151      13,558       21,545      14,089       6,518
   Loans                                               2,324,576   2,291,178    2,004,377   1,994,038   1,967,859
     Less: Allowance for loan losses                     (30,639)    (29,733)     (22,417)    (22,147)    (21,963)
                                                     ----------- ----------- ------------  ---------- -----------
        Net loans                                      2,293,937   2,261,445    1,981,960   1,971,891   1,945,896
   Premises and equipment                                 39,313      38,861       38,645      39,179      39,292
   Federal Reserve and Federal Home Loan Bank stock       13,933      13,912       11,409      11,097      11,036
   Interest receivable                                    16,592      16,789       17,346      18,622      17,701
   Core deposit intangibles and goodwill                 144,663     141,226      107,217     106,753     106,622
   Cash surrender value of life insurance                 34,575      14,567       14,309      14,143      13,976
   Other assets                                           23,641      23,088       21,588      16,065      10,283
                                                     ----------- ----------- ------------ ----------- -----------
        Total assets                                 $ 3,056,961 $ 2,999,022 $  2,678,687 $ 2,629,486 $ 2,663,984
                                                     =========== =========== ============ =========== ===========
Liabilities
   Deposits
     Noninterest-bearing                             $   324,735 $   289,835 $    272,128 $   246,410 $   259,353
     Interest-bearing                                  1,988,593   1,996,836    1,764,560   1,773,325   1,797,188
                                                     ----------- ----------- ------------ ----------- -----------
        Total deposits                                 2,313,328   2,286,671    2,036,688   2,019,735   2,056,541
   Borrowings                                            417,669     388,821      356,927     328,933     337,525
   Interest payable                                        5,494       5,694        6,019       6,813       7,248
   Other liabilities                                      19,460      28,212       17,924      14,132      11,240
                                                     ----------- ----------- ------------ ----------- -----------
        Total liabilities                              2,755,951   2,709,398    2,417,558   2,369,613   2,412,554
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                               2,191       2,188        2,040       2,039       2,026
   Additional paid-in capital                            148,406     143,615      116,503     116,204     114,064
   Retained earnings                                     144,457     139,743      138,110     135,266     131,222
   Accumulated other comprehensive income                  5,956       4,078        4,476       6,364       4,118
                                                     ----------- ----------- ------------ ----------- -----------
        Total stockholders' equity                       301,010     289,624      261,129     259,873     251,430
                                                     ----------- ----------- ------------ ----------- -----------
        Total liabilities and stockholders' equity   $ 3,056,961 $ 2,999,022 $  2,678,687 $ 2,629,486 $ 2,663,984
                                                     =========== =========== ============ =========== ===========


NON-PERFORMING ASSETS

(In thousands)                            June 30,   March 31,  December 31, September 30,  June 30,
                                           2003        2003        2002           2002        2002

   90 days past due                    $    5,295  $    3,552  $      6,676  $      9,786  $    6,030
   Non-accrual loans                       22,532      19,747        14,134        13,285      10,911
   Other real estate                        2,351       1,841         1,691           868         898
                                       ----------  ----------  ------------  ------------  ----------
        Total non-performing assets    $   30,178  $   25,140  $     22,501  $     23,939  $   17,839
                                       ==========  ==========  ============  ============  ==========

   Average total loans for the quarter $2,313,688  $2,111,056  $  2,066,616  $  1,984,323  $1,951,648

   Total non-performing assets as a
     percent of average total loans         1.30%       1.19%         1.09%         1.21%        .91%

   Restructured loans                  $      899  $    2,194  $      2,508  $      2,326   $   2,771


CONSOLIDATED STATEMENTS OF INCOME

                                                                      Three Months Ended
(in thousands, except share data)                   June 30,  March 31, December 31, September 30, June30,
                                                      2003      2003        2002          2002       2002
Interest Income
   Loans receivable
     Taxable                                       $ 35,759   $ 35,173   $ 34,775     $ 35,362     $ 34,875
     Tax exempt                                         162        165        235          169          126
   Investment securities
     Taxable                                          1,600      1,679      2,100        2,442        2,641
     Tax exempt                                       1,626      1,631      1,740        1,793        1,670
   Federal funds sold                                   177        113        169          123           84
   Deposits with financial institutions                  19         22         38           53           84
   Federal Reserve and Federal Home Loan Bank stock     211        198        208          206          198
                                                   --------   --------   --------     --------     --------
       Total interest income                         39,554     38,981     39,265       40,148        39,67
                                                   --------   --------   --------     --------     --------

   Interest expense
      Deposits                                        9,048      8,884      9,934       10,696       10,842
      Securities sold under repurchase agreements       454        449        502          517          501
      Federal Home Loan Bank advances                 2,395      2,273      2,359        2,283        2,101
      Trust preferred securities                      1,259      1,206      1,181        1,181          962
      Other borrowings                                  443        159        154          143          190
                                                   --------   --------   --------     --------     --------
           Total interest expense                    13,599     12,971     14,130       14,820       14,596
                                                   --------   --------   --------     --------     --------
   Net interest income                               25,123     26,010     25,135       25,328       25,082
      Provision for loan losses                       2,123      4,601      2,877        1,821        1,284
                                                   --------   --------   --------     --------     --------

   Net interest income
   after provision for loan losses                   23,832     21,409     22,258       23,507       23,798
                                                   --------   --------   --------     --------     --------
   Other income
      Fiduciary activities                            1,889      1,697      1,487        1,651        1,751
      Service charges on deposit accounts             2,743      2,784      2,695        2,626        2,563
      Other customer fees                             1,036      1,088        993          957        1,064
      Net realized gains on sales of
        available-for-sale securities                    67        371        169          162          290
      Commission income                                 707        754        586          557          518
      Other income                                    4,711      1,592      1,286        1,693          865
                                                   --------   --------   --------     --------     --------
           Total other income                        11,153      8,286      7,216        7,646        7,051
                                                   --------   --------   --------     --------     --------

      Other expenses
         Salaries and employee benefits              12,902     11,777     10,849       10,606       10,422
         Net occupancy expenses                       1,200      1,091        933          999          966
         Equipment expenses                           2,016      1,844      1,861        1,880        1,892
         Marketing expense                              411        434        416          415          356
         Deposit insurance expense                                            104          143           75
         Outside data processing fees                 1,102        928        940        1,018          897
         Printing and office supplies                   432        407        442          388          429
         Goodwill and core deposit amortization         991        828        750          786          815
         Other expenses                               3,881      4,132      3,591        2,952        3,086
                                                   --------   --------   --------     --------     --------
              Total other expenses                   22,935     21,441     19,886       19,187       18,938
                                                   --------   --------   --------     --------     --------
      Income before income tax                       12,050      8,254      9,588       11,966       11,911
         Income tax expense                           3,305      2,596      2,998        4,139        3,971
                                                   --------   --------   --------     --------     --------
      Net income                                   $  8,745   $  5,658   $  6,590     $  7,827     $  7,940
                                                   ========   ========   ========     ========     ========
      Per Share Data(1)

   Basic Net Income                                $    .50   $    .34   $    .40     $    .49     $    .49
   Diluted Net Income                                   .50        .34        .40          .48          .48
   Cash Dividends Paid                                  .23        .23        .23          .23          .22

(1)  Restated for a five percent (5%) stock dividend distributed September 2002.